First Quarter 2014 Investor Presentation Exhibit 99.1

New York Community Bancorp, Inc. Page 2
Forward-Looking Statements and Associated Risk Factors
Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995
This presentation, like many written and oral communications presented by New York Community Bancorp, Inc. (the “Company”) and our authorized officers, may contain certain forward-looking statements regarding our prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the
Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the
Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of said safe harbor provisions.
Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of the Company, are generally identified by use of the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “seek,” “strive,” “try,” or future or conditional verbs such as “will,” “would,” “should,” “could,” “may,” or similar expressions. Our ability to predict results or the actual effects of our plans or strategies is inherently uncertain. Accordingly, actual results may differ materially from anticipated results.
There are a number of factors, many of which are beyond our control, that could cause actual conditions, events, or results to differ significantly from those described in our forward-
looking statements. These factors include, but are not limited to: general economic conditions, either nationally or in some or all of the areas in which we and our customers conduct our respective businesses; conditions in the securities markets and real estate markets or the banking industry; changes in real estate values, which could impact the quality of the assets securing the loans in our portfolio; changes in interest rates, which may affect our net income, prepayment penalty income, mortgage banking income, and other future cash flows, or the market value of our assets, including our investment securities; changes in the quality or composition of our loan or securities portfolios; changes in our capital management policies, including those regarding business combinations, dividends, and share repurchases, among others; our use of derivatives to mitigate our interest rate exposure;
changes in competitive pressures among financial institutions or from non-financial institutions; changes in deposit flows and wholesale borrowing facilities; changes in the demand for deposit, loan, and investment products and other financial services in the markets we serve; our timely development of new lines of business and competitive products or services in a changing environment, and the acceptance of such products or services by our customers; changes in our customer base or in the financial or operating performances of our customers’ businesses; any interruption in customer service due to circumstances beyond our control; our ability to retain key personnel; potential exposure to unknown or contingent liabilities of companies we have acquired or may acquire in the future; the outcome of pending or threatened litigation, or of other matters before regulatory agencies, whether currently existing or commencing in the future; environmental conditions that exist or may exist on properties owned by, leased by, or mortgaged to the Company; any interruption or breach of security resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems; operational issues stemming from, and/or capital spending necessitated by, the potential need to adapt to industry changes in information technology systems, on which we are highly dependent; the ability to keep pace with, and implement on a timely basis, technological changes; changes in legislation, regulation, policies, or administrative practices, whether by judicial, governmental, or legislative action, including, but not limited to, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and other changes pertaining to banking, securities, taxation, rent regulation and housing, financial accounting and reporting, environmental protection, and insurance, and the ability to comply with such changes in a timely manner; changes in the monetary and fiscal policies of the U.S. Government, including policies of the U.S. Department of the Treasury and the Board of Governors of the Federal Reserve System; changes in accounting principles, policies, practices, or guidelines; a material breach in performance by the Community Bank under our loss sharing agreements with the FDIC; changes in our estimates of future reserves based upon the periodic review thereof under relevant regulatory and accounting requirements; changes in regulatory expectations relating to predictive models we use in connection with stress testing and other forecasting or in the assumptions on which such modeling and forecasting are predicated; the ability to successfully integrate any assets, liabilities, customers, systems, and management personnel of any banks we may acquire into our operations, and our ability to realize related revenue synergies and cost savings within expected time frames; changes in our credit ratings or in our ability to access the capital markets; war or terrorist activities; and other economic, competitive, governmental, regulatory, technological, and geopolitical factors affecting our operations, pricing, and services.
For a discussion of these and other risks that may cause actual results to differ from expectations, please refer to our Annual Report on Form 10-K for the year ended December 31,
2013, including the section entitled “Risk Factors,” on file with the U.S. Securities and Exchange Commission (the “SEC”).
It should be noted that we routinely evaluate opportunities to expand through acquisition and frequently conduct due diligence activities in connection with such opportunities. As a result, acquisition discussions and, in some cases, negotiations, may take place at any time, and acquisitions involving cash or our debt or equity securities may occur.
In addition, the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control.
Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date of this presentation. Except as required by applicable law or regulation, we undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

New York Community Bancorp, Inc. Page 3
We are one of the top 25 U.S. bank holding companies.
(a) Bloomberg
Assets Deposits
Multi-Family
Loans
Market Cap
Total Return
on Investment
$47.6 billion $26.8 billion $21.5 billion $7.1 billion 4,131%
With assets of
$47.6 billion at
3/31/14, we are
currently the 20th
largest bank
holding company
in the nation.
With deposits of
$26.8 billion and
over 270 branches
in Metro New
York, New Jersey,
Ohio, Florida, and
Arizona at 3/31/14,
we currently rank
23rd among the
nation’s largest
depositories.
With a portfolio of
$21.5 billion at the
end of March, we
are a leading
producer of multi-
family loans in
New York City.
With a market cap
of $7.1 billion
at 3/31/14, we
rank 20th among
the nation’s
publicly traded
banks and thrifts.
From 11/23/93
through 3/31/14,
we provided our
charter investors
with a total return
on investment of
4,131%.
(a)
Note:  Except as otherwise indicated, all industry data was provided by SNL Financial as of 5/1/14.

New York Community Bancorp, Inc. Page 4
Largely reflecting our growth-through-acquisition strategy, we have over 270 locations in five states.
Metro New York
125 Community Bank Branches
30 Commercial Bank Branches
Ohio
28 Community Bank Branches
New Jersey
48 Community Bank Branches
Florida
27 Community Bank Branches
Arizona
14 Community Bank Branches

1st Quarter 2014 Performance Highlights

New York Community Bancorp, Inc. Page 6
(dollars in thousands, except per share data)
(a) Cash earnings is a non-GAAP financial measure. Please see page 30 for a reconciliation of our GAAP and cash earnings.
(b) ROTA and ROTE are non-GAAP financial measures. Please see page 31 for additional information.
(c) Please see page 32 for a reconciliation of our GAAP and cash efficiency ratios.
We generated solid earnings in 1Q 2014.
PERFORMANCE HIGHLIGHTS
1Q 2014
GAAP Earnings Cash Earnings (a)
Strong Profitability Measures:
Earnings $115,254 $125,737
EPS $0.26 $0.29
Return on average tangible assets
(b)
1.05% 1.13%
Return on average tangible stockholders’ equity
(b)
14.22 15.33
Net interest margin 2.72 2.72
Efficiency ratio
(c)
44.81 42.73

New York Community Bancorp, Inc. Page 7
Our balance sheet measures reflect stability and strength.
Balance Sheet Asset Quality Company Capital Bank Capital
Ratios to Total Assets
at 3/31/14
At or for the 3 Months Ended
3/31/14 3/31/14 3/31/14
•
Total loans = 71.1%
•
Securities = 16.7%
•
Deposits = 56.2%
• Wholesale borrowings =
30.4%
• Non-performing loans
(a)(b)
/
total loans
(a)
= 0.37%
• Non-performing assets
(c)
/
total assets
(c)
= 0.41%
• Net charge-offs / average
loans = 0.01%
(non-
annualized)
• Stockholders’ equity / total
assets = 12.07%
• Tangible stockholders’
equity / tangible assets
excluding accumulated
other comprehensive loss,
net of tax = 7.37%
(d)
• Leverage capital ratio =
8.26%
• Tier 1 capital ratio =
12.59%
The Community Bank:
The Commercial Bank:
(a) Non-performing loans and total loans exclude covered loans.
(b) Non-performing loans are defined as non-accrual loans and loans 90 days or more past due but still accruing interest.
(c) Non-performing assets and total assets exclude covered loans and covered OREO.
(d) Tangible stockholders’ equity and tangible assets are non-GAAP financial measures. Please see page 33 for additional information.
• Leverage capital ratio =
7.79%
• Tier 1 capital ratio =
11.98%
• Leverage capital ratio =
10.82%
• Tier 1 capital ratio =
14.69%

A Successful Business Model

New York Community Bancorp, Inc. Page 9
Our business model has consistently focused on building
value for our investors.
Multi-Family
Lending
Strong Credit
Standards/
Superior Asset
Quality
Residential
Mortgage
Banking
Efficient
Operation
Growth
through
Acquisitions
Multi-family loans
represented $21.5
billion, or 69.6%, of
total non-covered
loans held for
investment at
3/31/2014.
Net charge-offs
represented 0.01%
of average loans
(non-annualized) in
1Q 2014.
Since January
2010, our
residential
mortgage banking
operation has
originated $35.5
billion of 1-4 family
loans for sale and
generated
mortgage banking
income of $536.1
million.
Our efficiency ratio
has consistently
ranked in the top
3% of all banks and
thrifts and was
44.81% in 1Q 2014.
Our assets have
grown from $1.9
billion to $47.6
billion since our
first acquisition in
November 2000.

Multi-Family Loan Production

New York Community Bancorp, Inc. Page 11
Our focus on multi-family lending on rent-regulated buildings has enabled us to distinguish ourselves from our industry peers.
60.9% of the rental housing units in New York City are subject to rent regulation and therefore feature below-market rents.
(a)
Rent-regulated buildings are more likely to retain their tenants and, therefore, their revenue stream in a downward credit cycle.
Our focus on multi-family lending in this niche market has contributed to our record of asset quality.
Multi-family loans are less costly to produce and service than other types of loans, and therefore contribute to our superior efficiency.
(a)
Source:  New York City Rent Guidelines Board 2013 Housing Supply Report

New York Community Bancorp, Inc. Page 12
(in millions)
We are the leading producer of multi-family loans for
portfolio in New York City.
PORTFOLIO STATISTICS
AT 3/31/2014
% of non-covered loans held for
investment = 69.6%
Average principal balance = $4.6 million
Expected weighted average life = 2.9 years
1Q 2014 originations = $1.9 billion
% of our multi-family loans located in Metro
New York = 89.5%
MULTI-FAMILY
LOAN PORTFOLIO
12/31/10 12/31/11 12/31/12 12/31/13 3/31/14
$16,802
$17,433
$18,605
$20,714
$21,470

New York Community Bancorp, Inc. Page 13
COMMERCIAL REAL ESTATE
LOAN PORTFOLIO
(in millions)
Our commercial real estate loans feature the same structure
as our multi-family loans.
PORTFOLIO STATISTICS
AT 3/31/2014
% of non-covered loans held for
investment = 24.3%
Average principal balance = $4.8 million
Expected weighted average life = 3.4 years
1Q 2014 originations = $472.7 million
% of our CRE loans located in Metro New
York = 95.8%
Our CRE loans are typically collateralized by
office buildings, retail centers, mixed-use
buildings, and multi-tenanted light industrial
properties.
$5,438
$6,856
$7,437
$7,366
$7,491
12/31/10 12/31/11 12/31/12 12/31/13 3/31/14

Asset Quality

New York Community Bancorp, Inc. Page 15
S & L Crisis
We have been distinguished by our low level of net charge-
offs in downward credit cycles.
NET CHARGE-OFFS / AVERAGE LOANS
5-Year Total
NYCB:  17 bp
SNL U.S. Bank and Thrift Index: 540 bp
4-Year Total
NYCB: 37bp
SNL U.S. Bank and Thrift Index: 803 bp
SNL U.S. Bank and Thrift Index NYCB
Great Recession Current Credit Cycle
4-Year Total
NYCB: 56 bp
SNL U.S. Bank and Thrift Index: 427 bp
* Annualized
*
0.68%
1.63%
2.83%
2.89%
0.00%
0.03%
0.13%
0.21%
2007 2008 2009 2010
0.54%
1.28%
1.50%
1.17%
0.91%
0.00% 0.00%
0.04%
0.07%
0.06%
1989 1990 1991 1992 1993
1.77%
1.24%
0.76%
0.50%
0.35%
0.13%
0.05%
0.03%
2011 2012 2013 1Q 2014

New York Community Bancorp, Inc. Page 16
S & L Crisis
The quality of our loan portfolio continues to exceed that of our industry.
Great Recession Current Credit Cycle
NON-PERFORMING LOANS
(a)(b)
/ TOTAL LOANS
(a)
(a) Non-performing loans and total loans exclude covered loans.
(b) Non-performing loans are defined as non-accrual loans and loans 90 days or more past due but still accruing interest.
Average NPLs/Total Loans
NYCB: 2.08%
SNL U.S. Bank and Thrift Index: 3.34%
Average NPLs/Total Loans
NYCB:1.43%
SNL U.S. Bank and Thrift Index: 2.89%
SNL U.S. Bank and Thrift Index NYCB
Average NPLs/Total Loans
NYCB: 0.74%
SNL U.S. Bank and Thrift Index: 1.76%
1.11%
2.71%
4.17%
3.56%
0.11%
0.51%
2.47%
2.63%
2007 2008 2009 2010
2.91%
4.00%
4.05%
3.41%
2.35%
1.46%
2.48%
2.10%
2.83%
1.51%
1989 1990 1991 1992 1993
2.60%
2.22%
1.12%
1.10%
1.28%
0.96%
0.35%
0.37%
2011 2012 2013 3/31/14

New York Community Bancorp, Inc. Page 17
The quality of our assets reflects the nature of our lending niche and our strong underwriting standards.
Conservative
Underwriting
Active Board
Involvement
Multiple
Appraisals
Risk-Averse Mix of
Non-Covered Loans
Held for Investment
(at 3/31/14)
• Conservative loan-to-
value ratios
• Conservative debt
coverage ratios: 120%
for multi-family loans,
and 130% for
commercial real estate
(“CRE”) loans
• Multi-family and CRE
loans are based on the
lower of economic or
market value.
• All loans originated for
portfolio are reviewed
by the Mortgage or
Credit Committee (a
majority of the Board of
Directors).
• A member of the
Mortgage or Credit
Committee participates
in inspections on multi-
family loans in excess of
$4.0 million, and CRE
and acquisition,
development, and
construction (“ADC”)
loans in excess of $2.5
million.
• All properties are
appraised by
independent
appraisers.
• All independent
appraisals are
reviewed by in-house
appraisal officers.
• A second independent
appraisal review is
performed on loans
that are large and
complex.
• Multi-family:  69.6%
• CRE:  24.3%
• One-to-Four Family:  2.0%
• ADC:  1.2%
• Commercial and Industrial:
2.8%

Residential Mortgage Banking

New York Community Bancorp, Inc. Page 19
Our residential mortgage banking operation currently ranks among the top 20 aggregators of one-to-four family loans in the U.S.
Features
Loans can be originated/purchased in all 50 states and the District of Columbia.
Loan production is driven by our proprietary real time, web-accessible mortgage banking technology platform, which securely controls the lending process while mitigating business and regulatory risks.
Our 900+ approved clients include community banks, credit unions, mortgage companies, and mortgage brokers.
100% of loans funded are full documentation, prime credit loans.
Credit Quality
As of March 31, 2014, 99.9% of all funded loans were current.
Limited
Repurchase Risk
Of the six loans we repurchased in the first three months of 2014, four were loans acquired in merger transactions prior to 2009.
Benefits
Since January 2010, our mortgage banking business has generated mortgage banking income of $536.1 million.
Our proprietary mortgage banking platform has enabled us to expand our revenues, market share, and product line.
Over time, mortgage banking income has supported the stability of our return on average tangible assets, even in times of interest rate volatility.

New York Community Bancorp, Inc. Page 20
Average 10-Year
Treasury Rate
Return on Average
Tangible Assets (a)
Prepayment penalty income and mortgage banking income have
contributed to the stability of our ROTA.
(dollars in millions)
Total:
Prepayment Penalty Income
Mortgage Banking Income
1Q 2011
2Q 2011
3Q 2011
4Q 2011 1Q 2012 2Q 2012 3Q 2012
4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014
(a) ROTA is a non-GAAP financial measure.  Please see page 34 for additional information.
$19.9
$11.8
$24.3
$24.7
$35.2
$58.3
$52.6
$32.6
$26.1
$23.2
$16.2
$12.8
$14.6
$19.6
$25.9
$12.1
$28.9
$17.5
$32.0
$31.5
$39.3
$19.9
$44.4
$39.6
$33.0
$20.4
$39.5 $37.7 $36.4 $53.6 $52.7 $90.3 $84.1 $71.9 $46.0 $67.6 $55.8 $45.8 $35.0
3.46%
3.20%
2.41%
2.05%
2.04%
1.83%
1.64%
1.71%
1.95%
1.99%
2.71%
2.74%
2.77%
1.34%
1.29%
1.27%
1.23%
1.24%
1.36%
1.29%
1.24%
1.19%
1.21%
1.11%
1.12%
1.05%

Efficiency

New York Community Bancorp, Inc. Page 22
Our efficiency is driven by several factors.
Franchise expansion has largely stemmed
from mergers and acquisitions; we generally
do not engage in de novo branch
development.
Multi-family and CRE lending are both
broker-driven, with the borrower paying fees
to the mortgage brokerage firm.
Products and services are typically
developed by third-party providers and the
sale of these products generates additional
revenues.
38 of our branches are located in-store,
where rental space is less costly, enabling
us to supplement the service provided by
our traditional branches more efficiently.
We acquire our deposits primarily through
earnings-accretive acquisitions rather than
by paying above-market rates.
SNL U.S. Bank and Thrift Index NYCB
67.13%
66.61%
66.96%
65.98%
40.03%
40.75%
42.71%
44.81%
2011 2012 2013 1Q 2014
EFFICIENCY RATIO

Growth Through Acquisitions

New York Community Bancorp, Inc. Page 24
Since our first acquisition, we have grown from $1.9 billion in assets to $47.6 billion.
Note: The number of branches indicated reflects the number of branches in our current franchise that stemmed from each transaction.
1.  Nov. 2000
Haven Bancorp
(HAVN)
Assets:
$2.7 billion
Deposits:
$2.1 billion
Branches: 39
2.  July 2001
Richmond County
Financial Corp.
(RCBK)
Assets:
$3.7 billion
Deposits:
$2.5 billion
Branches: 24
3.  Oct. 2003
Roslyn Bancorp,
Inc. (RSLN)
Assets:
$10.4 billion
Deposits:
$5.9 billion
Branches: 38
4.  Dec. 2005
Long Island
Financial Corp.
(LICB)
Assets:
$562 million
Deposits:
$434 million
Branches: 9
5.  April 2006
Atlantic Bank of
New York (ABNY)
Assets:
$2.8 billion
Deposits:
$1.8 billion
Branches: 13
6.  April 2007
PennFed Financial
Services, Inc.
(PFSB)
Assets:
$2.3 billion
Deposits:
$1.6 billion
Branches: 23
7.  July 2007
NYC branch
network of Doral
Bank, FSB (Doral-
NYC)
Assets:
$485 million
Deposits:
$370 million
Branches: 11
8.  Oct. 2007
Synergy Financial
Group, Inc. (SYNF)
Assets:
$892 million
Deposits:
$564 million
Branches: 18
9.  Dec. 2009
AmTrust Bank
Assets:
$11.0 billion
Deposits:
$8.2 billion
Branches: 64
10.  March 2010
Desert Hills Bank
Assets:
$452 million
Deposits:
$375 million
Branches: 3
11.  June 2012
Aurora Bank FSB
Assets:
None
Deposits:
$2.2 billion
Branches: 0
Payment
Received:
$24.0 million
Transaction Type:  Savings Bank Commercial Bank Branch FDIC Deposit

New York Community Bancorp, Inc. Page 25
Our deposit growth has been largely acquisition-driven.
(in millions)
DEPOSITS
w/ HAVN
w/ RCBK
w/ RSLN
w/ LICB
w/ ABNY
w/
PFSB,
Doral, &
SYNF
w/
AmTrust
w/ Desert
Hills
w/ Aurora
Total Deposits: $3,268 $5,472 $10,360 $12,168 $12,764 $13,311 $22,418 $21,890 $24,878 $25,661 $26,754
Total Branches: 86 120 139 152 166 217 276 276 275 273 272
$1,874
$2,408
$4,362
$5,247
$5,945
$6,913
$9,054
$7,835
$9,121
$6,932 $6,935
$1,223
$2,609
$5,278
$6,015
$5,554
$4,975
$11,494
$12,122
$12,998
$16,458
$17,374
$171
$455
$720
$906
$1,265
$1,423
$1,870
$1,933
$2,759
$2,271
$2,445
12/31/00 12/31/01 12/31/03 12/31/05 12/31/06 12/31/07 12/31/09 12/31/10 12/31/12 12/31/13 3/31/14
CDs
NOW, MMAs, and Savings
Demand deposits

New York Community Bancorp, Inc. Page 26
$1,946
$3,255
$7,368
$12,854
$14,529
$14,055
$16,736 $16,802
$18,605
$20,714
$21,470
$324
$566
$1,445
$2,888
$3,114
$3,826
$4,987
$5,438
$7,437
$7,366
$7,491
$1,366
$1,584
$1,686
$1,287
$2,010
$2,482
$1,654
$1,467
$1,243
$1,758
$1,907
$1,207
$1,204
$307
$266
$5,016
$4,298
$3,284
$2,789
$2,695
12/31/00 12/31/01 12/31/03 12/31/05 12/31/06 12/31/07 12/31/09 12/31/10 12/31/12 12/31/13 3/31/14
(a) Includes originations of loans held for sale of $888.5 million in 2009, $10.8 billion in 2010, $7.2 billion in 2011, $10.9 billion in 2012, $6.2 billion in 2013, and
$636.9 million in 1Q 2014.
Acquisitions have provided much of the funding for the
organic growth of our loan portfolio.
LOANS OUTSTANDING
After
HAVN
After
RCBK
After
RSLN
After
LICB
After
ABNY
After
PFSB,
Doral, &
SYNF
After
AmTrust
After
Desert Hills
Total Loans Outstanding: $3,636 $5,405 $10,499 $17,029 $19,653 $20,363 $28,393 $29,212 $31,773 $32,934 $33,829
Total Originations: (a) $616 $1,150 $4,330 $6,332 $4,971 $4,853 $4,280 $15,193 $19,894 $17,403 $3,455
After Aurora
Held-for-Investment Loans
Multi-family
CRE
All other HFI loans
Loans held for sale
Covered loan portfolio
(in millions)

Total Return on Investment

New York Community Bancorp, Inc. Page 28
Our quarterly cash dividends are a significant component of
our commitment to building value for our investors.
CAGR since IPO:
28.0%
(a) Bloomberg
TOTAL RETURN ON INVESTMENT
As a result of nine stock splits between 1994 and 2004, our charter shareholders have 2,700 shares of NYCB stock for each 100 shares originally purchased.
SNL U.S. Bank and Thrift Index
NYCB (a)
11/23/93 12/31/99 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 3/31/14
244%
213% 209%
245%
168%
260%
393%
415%
717%
2,059%
2,754%
3,843%
2,670%
3,069%
4,265%
4,131%

New York Community Bancorp, Inc. Page 29
5/5/14
For More Information
Visit our website:
ir.myNYCB.com
E-mail requests to:
Call Investor Relations at:
(516) 683-4420
Write to:
Investor Relations
New York Community Bancorp, Inc.
615 Merrick Avenue
Westbury, NY  11590
ir@myNYCB.com

New York Community Bancorp, Inc. Page 30
Reconciliations of GAAP and Non-GAAP Financial Measures
Cash earnings is a non-GAAP financial measure. The following table presents a reconciliation of the Company’s GAAP and cash earnings for the three months ended March 31, 2014.
(in thousands, except per share data)
For the
Three Months Ended
March 31, 2014
GAAP Earnings $115,254
Additional contributions to tangible stockholders’ equity:
Amortization and appreciation of shares held in stock-related benefit plans 6,664
Associated tax effects 1,496
Amortization of core deposit intangibles 2,323
Total additional contributions to tangible stockholders’ equity 10,483
Cash earnings $125,737
Diluted GAAP Earnings per Share $0.26
Add back:
Amortization and appreciation of shares held in stock-related benefit plans 0.02
Associated tax effects --
Amortization of core deposit intangibles 0.01
Total additions 0.03
Diluted cash earnings per share $0.29

New York Community Bancorp, Inc. Page 31
Cash earnings is a non-GAAP financial measure. The following table presents a reconciliation of the Company’s GAAP and cash earnings measures for the three months ended March 31, 2014.
Reconciliations of GAAP and Non-GAAP Financial Measures
(in thousands)
For the
Three Months Ended
March 31, 2014
Average stockholders’ equity $ 5,732,105
Less:  Average goodwill and core deposit intangibles (2,451,571)
Average tangible stockholders’ equity $ 3,280,534
Average assets $46,872,770
Less:  Average goodwill and core deposit intangibles (2,451,571)
Average tangible assets $44,421,199
Net income $115,254
Add back:  Amortization of core deposit intangibles, net of tax 1,394
Adjusted net income $116,648
Cash earnings $125,737
Return on average assets 0.98%
Cash return on average assets 1.07
Return on average tangible assets 1.05
Cash return on average tangible assets 1.13
Return on average stockholders’ equity 8.04
Cash return on average stockholders’ equity 8.77
Return on average tangible stockholders’ equity 14.22
Cash return on average tangible stockholders’ equity 15.33

New York Community Bancorp, Inc. Page 32
Reconciliations of GAAP and Cash Efficiency Ratios
The following table presents a reconciliation of the Company’s GAAP and cash efficiency ratios for the three months ended March 31, 2014.
For the
Three Months Ended
March 31, 2014
(dollars in thousands)
GAAP Cash
Total net interest income and non-interest income $321,385 $321,385
Operating expenses $144,002 $144,002
Adjustments:
Amortization and appreciation of shares held in stock-related benefit plans -- (6,664)
Adjusted operating expenses $144,002 $137,338
Efficiency ratio 44.81% 42.73%

New York Community Bancorp, Inc. Page 33
(dollars in thousands)
March 31,
2014
Total stockholders’ equity $ 5,742,652
Less: Goodwill (2,436,131)
Core deposit intangibles (13,918)
Tangible stockholders’ equity $ 3,292,603
Total assets $47,567,470
Less: Goodwill (2,436,131)
Core deposit intangibles (13,918)
Tangible assets $45,117,421
Stockholders’ equity to total assets 12.07%
Tangible stockholders’ equity to tangible assets 7.30%
Tangible stockholders’ equity $3,292,603
Accumulated other comprehensive loss, net of tax 35,125
Adjusted tangible stockholders’ equity $3,327,728
Tangible assets $45,117,421
Accumulated other comprehensive loss, net of tax 35,125
Adjusted tangible assets $45,152,546
Adjusted tangible stockholders’ equity to adjusted tangible assets 7.37%
Reconciliations of GAAP and Non-GAAP Financial Measures
Tangible and adjusted tangible stockholders’ equity and tangible and adjusted tangible assets are non-GAAP financial measures. The following table presents reconciliations of these non-GAAP measures with the related GAAP measures at March 31, 2014.

New York Community Bancorp, Inc. Page 34
For the Three Months Ended
(dollars in thousands)
March 31,
2014
March 31,
2013
June 30,
2013
September 30,
2013
December 31,
2013
March 31,
2012
June 30,
2012
September 30,
2012
December 31,
2012
March 31,
2011
June 30,
2011
September 30,
2011
December 31,
2011
Average Assets $46,872,770 $43,243,259 $43,860,167 $44,343,284 $46,107,450 $41,775,013 $41,916,854 $43,205,076 $43,087,846 $40,713,044 $40,853,788 $41,261,984 $41,683,129
Less: Average goodwill and core deposit intangibles (2,451,571) (2,466,622) (2,462,265) (2,458,145) (2,454,191) (2,486,018) (2,480,921) (2,476,056) (2,471,204) (2,511,349) (2,503,966) (2,497,076) (2,491,327)
Average tangible assets $44,421,199 $40,776,637 $41,397,902 $41,885,139 $43,653,259 $39,288,995 $39,435,933 $40,729,020 $40,616,642 $38,201,695 $38,349,822 $38,764,908 $39,191,802
Average Stockholders’ Equity $ 5,732,105 $ 5,630,877 $ 5,607,616 $ 5,599,495 $ 5,643,882 $ 5,528,296 $ 5,565,581 $ 5,557,693 $ 5,498,040 $ 5,511,970 $ 5,458,017 $ 5,501,226 $ 5,535,114
Less: Average goodwill and core deposit intangibles (2,451,571) (2,466,622) (2,462,265) (2,458,145) (2,454,191) (2,486,018) (2,480,921) (2,476,056) (2,471,204) (2,511,349) (2,503,966) (2,497,076) (2,491,327)
Average tangible stockholders’ equity $ 3,280,534 $ 3,164,255 $ 3,145,351 $ 3,141,350 $ 3,189,691 $ 3,042,278 $ 3,084,660 $ 3,081,637 $ 3,026,836 $ 3,000,621 $ 2,954,051 $ 3,004,150 $ 3,043,787
Net Income $115,254 $118,675 $122,517 $114,200 $120,155 $118,253 $131,212 $128,798 $122,843 $123,176 $119,459 $119,750 $117,652
Add back: Amortization of core deposit intangibles,
net of tax 1,394 2,653 2,509 2,470 1,839 3,095 2,952 2,913 2,826 4,431 4,286 3,653 3,269
Adjusted net income $116,648 $121,328 $125,026 $116,670 $121,994 $121,348 $134,164 $131,711 $125,669 $127,607 $123,745 $123,403 $120,921
Return on average assets 0.98% 1.10% 1.12% 1.03% 1.04% 1.13% 1.25% 1.19% 1.14% 1.21% 1.17% 1.16% 1.13%
Return on average tangible assets 1.05 1.19 1.21 1.11 1.12 1.24 1.36 1.29 1.24 1.34 1.29 1.27 1.23
Return on average stockholders’ equity 8.04 8.43 8.74 8.16 8.52 8.56 9.43 9.27 8.94 8.94 8.75 8.71 8.50
Return on average tangible stockholders’ equity 14.22 15.34 15.90 14.86 15.30 15.95 17.40 17.10 16.61 17.01 16.76 16.43 15.89
Reconciliations of GAAP and Non-GAAP Financial Measures
Average tangible assets and average tangible stockholders’ equity are non-GAAP financial measures. The following table presents reconciliations of these non-GAAP measures with the related GAAP measures for the three months ended March 31, 2014, March 31, June 30, September 30, and December 31,
2013; March 31, June 30, September 30, and December 31, 2012; and March 31, June 30, September 30, and December 31, 2011.